UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

Illumina, Inc.

(Exact name of registrant as specified in its charter)

000-30361
(Commission File Number )

Delaware (State or other jurisdiction of incorporation)	33-0804655 (I.R.S. Employer Identification No.)

9885 Towne Centre Drive, San Diego, CA 92121
(Address of principal executive offices, with zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

     Illumina, Inc. (“Illumina”) filed a Current Report on Form 8-K on April 14, 2005, to report its acquisition of CyVera Corporation (“CyVera”). The purpose of this amendment is to provide the financial statements and information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following audited financial statements of CyVera are filed herewith as Exhibit 99.1:

I.	Report of Independent Auditors

II.	Balance Sheets as of December 31, 2004 and 2003

III.	Statements of Operations for the Year Ended December 31, 2004 and the periods from Inception (October 22, 2003) to December 31, 2003 and 2004

IV.	Statements of Stockholders’ Equity for the Year Ended December 31, 2004 and the periods from Inception (October 22, 2003) to December 31, 2003 and 2004

V.	Statements of Cash Flows for the Year Ended December 31, 2004 and the periods from Inception (October 22, 2003) to December 31, 2003 and 2004

VI.	Notes to Financial Statements

The following interim condensed financial statements of CyVera are filed herewith as Exhibit 99.2:

I.	Condensed Balance Sheets as of March 31, 2005 (unaudited) and December 31, 2004

II.	Unaudited Condensed Statements of Operations for the Three Months Ended March 31, 2005 and 2004

III.	Unaudited Condensed Statements of Cash Flows for the Three Months ended March 31, 2005 and 2004

IV.	Notes to Unaudited Condensed Financial Statements

(b) Pro Forma Financial Information

The following unaudited combined pro forma financial statements of Illumina are filed herewith as Exhibit 99.3:

I.	Introduction to Unaudited Combined Pro Forma Financial Statements

II.	Unaudited Combined Pro Forma Statement of Operations for the Year Ended January 2, 2005

III.	Unaudited Combined Pro Forma Statement of Operations for the Three Months Ended April 3, 2005

IV.	Unaudited Combined Pro Forma Balance Sheet as of April 3, 2005

V.	Notes to Unaudited Combined Pro Forma Financial Statements

(c) Exhibits

Exhibit No	Description
2.1	Agreement and Plan of Merger, dated as of February 22, 2005, by and among Illumina, Inc., Semaphore Acquisition Sub, Inc. and CyVera Corporation (1)

23.1	Consent of Ernst & Young LLP

99.1	Audited balance sheets of CyVera as of December 31, 2004 and 2003 and the related statements of operations, stockholders’ equity and cash flows for year ended December 31, 2004, and for the period from Inception (October 22, 2003) to December 31, 2003 and 2004

99.2	Condensed balance sheets of CyVera as of March 31, 2005 (unaudited) and December 31, 2004 and the related unaudited condensed statements of operations and cash flows for the three months ended March 31, 2005 and 2004

99.3	Unaudited combined pro forma balance sheet of Illumina as of April 3, 2005 and unaudited combined statements of operations for the year ended January 2, 2005 and the three months ended April 3, 2005

(1)	Previously filed as Exhibit 2.1 to Illumina’s Current Report on Form 8-K, dated as of April 8, 2005, and filed with the Securities and Exchange Commission on April 14, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date: June 20, 2005	By:	/s/ CHRISTIAN HENRY
Christian Henry
Vice President and Chief Financial Officer